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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  FEBRUARY 9, 2001
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                                 QRS CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                     0-21958                    68-0102251
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                              94804
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code        (510) 215-5000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5   OTHER EVENTS

         On February 9, 2001, QRS Corporation and Tradeweave, Inc., a subsidiary of QRS Corporation, completed the merger of Tradeweave, Inc. with and into QRS Corporation pursuant to an Agreement and Plan of Reorganization, dated February 5, 2001, between QRS Corporation and Tradeweave, Inc. (the "Merger Agreement"). The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  The following document is filed as an exhibit to this report:

                  2.1 Agreement and Plan of Reorganization by and among QRS Corporation and Tradeweave, Inc., dated February 5, 2001.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     QRS CORPORATION


Date:  February 15, 2001                              \s\ John S. Simon
                                                     ---------------------------
                                                     John S. Simon
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX


 Exhibit

 2.1 Agreement and Plan of Reorganization by and among QRS Corporation and Tradeweave, Inc., dated February 5, 2001.


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